Exhibit 99.1
FOR IMMEDIATE RELEASE
Lam Research Corporation Reports Financial Results for the Quarter Ended June 27, 2021
FREMONT, Calif., July 28, 2021 - Lam Research Corporation (the "Company," "Lam," "Lam Research") today announced financial results for the quarter ended June 27, 2021 (the “June 2021 quarter”).
Highlights for the June 2021 quarter were as follows:
•Revenue of $4.15 billion.
•U.S. GAAP gross margin of 46.2%, U.S. GAAP operating income as a percentage of revenue of 31.7%, and U.S. GAAP diluted EPS of $7.98.
•Non-GAAP gross margin of 46.5%, non-GAAP operating income as a percentage of revenue of 32.6%, and non-GAAP diluted EPS of $8.09.
Key Financial Data for the Quarters Ended
June 27, 2021 and March 28, 2021
(in thousands, except per-share data, percentages, and basis points)

U.S. GAAP
	June 2021	March 2021	Change Q/Q
Revenue	$4,145,179	$3,847,654	+8%
Gross margin as percentage of revenue	46.2%	46.3%	- 10 bps
Operating income as percentage of revenue	31.7%	31.1%	+ 60 bps
Diluted EPS	$7.98	$7.41	+8%

Non-GAAP
	June 2021	March 2021	Change Q/Q
Revenue	$4,145,179	$3,847,654	+8%
Gross margin as percentage of revenue	46.5%	46.3%	+ 20 bps
Operating income as percentage of revenue	32.6%	31.6%	+ 100 bps
Diluted EPS	$8.09	$7.49	+8%

U.S. GAAP Financial Results
For the June 2021 quarter, revenue was $4,145 million, gross margin was $1,915 million, or 46.2% of revenue, operating expenses were $599 million, operating income was 31.7% of revenue, and net income was $1,145 million, or $7.98 per diluted share on a U.S. GAAP basis. This compares to revenue of $3,848 million, gross margin of $1,780 million, or 46.3% of revenue, operating expenses of $585 million, operating income of 31.1% of revenue, and net income of $1,071 million, or $7.41 per diluted share, for the quarter ended March 28, 2021 (the “March 2021 quarter”).

Non-GAAP Financial Results
For the June 2021 quarter, non-GAAP gross margin was $1,926 million, or 46.5% of revenue, non-GAAP operating expenses were $574 million, non-GAAP operating income was 32.6% of revenue, and non-GAAP net income was $1,161 million, or $8.09 per diluted share. This compares to non-GAAP gross margin of $1,783 million, or 46.3% of revenue, non-GAAP operating expenses of $567 million, non-GAAP operating income of 31.6% of revenue, and non-GAAP net income of $1,084 million, or $7.49 per diluted share, for the March 2021 quarter.
“Lam continued its record performance in the June quarter, capping a fiscal 2021 with more than 45% revenue growth and an increase of over 70% in earnings per share,” said Tim Archer, Lam Research’s President and Chief Executive Officer. “The combination of strong semiconductor demand and rising device complexity is driving higher levels of wafer fabrication equipment investment. Our technology differentiation and deep collaboration with customers position Lam to extend our leadership across all market segments.”

Balance Sheet and Cash Flow Results
Cash and cash equivalents, short-term investments, and restricted cash and investments balances remained flat at $6.0 billion at the end of the June 2021 quarter compared to the end of the March 2021 quarter. Cash generated from operating activities totaling $1,435.9 million was offset by repayment of $822.0 million of borrowings; $431.3 million of share repurchases, including net share settlement on employee stock-based compensation; and $185.4 million of dividends paid to stockholders.
Revenue
The geographic distribution of revenue during the June 2021 quarter is shown in the following table:

Region	Revenue
China	37%
Korea	30%
Taiwan	13%
Japan	9%
United States	5%
Southeast Asia	3%
Europe	3%
The following table presents revenue disaggregated between system and customer support-related revenue:

	Three Months Ended			Twelve Months Ended
	June 27, 2021	March 28, 2021	June 28, 2020	June 27, 2021	June 28, 2020
	(In thousands)
Systems revenue	$2,763,877	$2,545,306	$1,865,249	$9,764,845	$6,625,130
Customer support-related revenue and other	1,381,302	1,302,348	926,615	4,861,305	3,419,606
	$4,145,179	$3,847,654	$2,791,864	$14,626,150	$10,044,736
System revenue includes sales of new leading-edge equipment in deposition, etch and clean markets.
Customer support-related revenue includes sales of customer service, spares, upgrades, and non-leading-edge equipment from our Reliant® product line.
Outlook
For the quarter ended September 26, 2021, Lam is providing the following guidance:

	U.S. GAAP			Reconciling Items		Non-GAAP
Revenue	$4.3 Billion	+/-	$250 Million	—		$4.3 Billion	+/-	$250 Million
Gross margin as a percentage of revenue	46.0%	+/-	1%	$1	Million	46.0%	+/-	1%
Operating income as a percentage of revenue	31.7%	+/-	1%	$13	Million	32.0%	+/-	1%
Net income per diluted share	$8.02	+/-	$0.50	$12	Million	$8.10	+/-	$0.50
Diluted share count	143 Million			—		143 Million
The information provided above is only an estimate of what the Company believes is realizable as of the date of this release and does not incorporate the potential impact of any business combinations, asset acquisitions, divestitures, restructuring, balance sheet valuation adjustments, financing arrangements, gains or losses on equity investments, other investments, or other significant arrangements that may be completed or realized after the date of this release. U.S. GAAP to non-GAAP reconciling items provided include only those items that are known and can be estimated as of the date of this release. Actual results will vary from this model and the variations may be material. Reconciling items included above are as follows:
•Gross margin as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $1 million.
•Operating income as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $13 million.
•Net income per diluted share - amortization related to intangible assets acquired though business combinations, $13 million; amortization of note discounts, $1 million; and associated tax benefit for non-GAAP items ($2 million); totaling $12 million.

Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company’s non-GAAP results for both the June 2021 and March 2021 quarters exclude amortization related to intangible assets acquired through business combinations, the effects of elective deferred compensation-related assets and liabilities, amortization of note discounts, and the income tax benefit of non-GAAP items. Additionally, the June 2021 quarter non-GAAP results exclude product rationalization charges.
Management uses non-GAAP gross margin, operating expense, operating income, operating income as a percentage of revenue, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release and on the Company’s website at http://investor.lamresearch.com.
Caution Regarding Forward-Looking Statements
Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to: our outlook and guidance for future financial results, including revenue, gross margins, operating income and net income; the factors affecting wafer fabrication equipment investment or the future levels of such investment; the extent to which our technology is differentiated and the extent to which we will collaborate with customers; and our ability to maintain or extend our leadership across any or all market segments. Some factors that may affect these forward-looking statements include: the severity, magnitude and duration of the COVID–19 pandemic (and the related governmental, public health, business and community responses to it), and their impacts on our business, results of operations and financial condition, are evolving and are highly uncertain and unpredictable; business, political and/or regulatory conditions in the consumer electronics industry, the semiconductor industry and the overall economy may deteriorate or change; supply chain disruptions or manufacturing capacity constraints may limit our ability to manufacture and sell our products; the actions of our customers and competitors may be inconsistent with our expectations; trade regulations, export controls, trade disputes, and other geopolitical tensions may inhibit our ability to sell our products; and widespread outbreaks of illness may impact our operations and revenue in affected areas; as well as the other risks and uncertainties that are described in the documents filed or furnished by us with the Securities and Exchange Commission, including specifically the Risk Factors described in our annual report on Form 10–K for the fiscal year ended June 28, 2020, and our quarterly reports on Form 10–Q for the fiscal quarters ended September 27, 2020, December 27, 2020 and March 28, 2021. These uncertainties and changes could materially affect the forward-looking statements and cause actual results to vary from expectations in a material way. The Company undertakes no obligation to update the information or statements made in this release.

Lam Research Corporation is a global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. As a trusted, collaborative partner to the world’s leading semiconductor companies, we combine superior systems engineering capability, technology leadership, and unwavering commitment to customer success to accelerate innovation through enhanced device performance. In fact, today, nearly every advanced chip is built with Lam technology. Lam Research (Nasdaq: LRCX) is a FORTUNE 500® company headquartered in Fremont, Calif., with operations around the globe. Learn more at www.lamresearch.com. (LRCX-F)
Consolidated Financial Tables Follow.
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LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data and percentages)

	Three Months Ended			Twelve Months Ended
	June 27, 2021	March 28, 2021	June 28, 2020	June 27, 2021	June 28, 2020
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(1)
Revenue	$4,145,179	$3,847,654	$2,791,864	$14,626,150	$10,044,736
Cost of goods sold	2,229,978	2,067,523	1,511,532	7,820,844	5,436,043
Gross margin	1,915,201	1,780,131	1,280,332	6,805,306	4,608,693
Gross margin as a percent of revenue	46.2%	46.3%	45.9%	46.5%	45.9%
Research and development	381,749	381,120	338,810	1,493,408	1,252,412
Selling, general and administrative	217,525	203,703	185,800	829,875	682,479
Total operating expenses	599,274	584,823	524,610	2,323,283	1,934,891
Operating income	1,315,927	1,195,308	755,722	4,482,023	2,673,802
Operating income as a percent of revenue	31.7%	31.1%	27.1%	30.6%	26.6%
Other expense, net	(7,166)	(35,320)	(7,553)	(111,219)	(98,824)
Income before income taxes	1,308,761	1,159,988	748,169	4,370,804	2,574,978
Income tax expense	(164,104)	(88,867)	(51,496)	(462,346)	(323,225)
Net income	$1,144,657	$1,071,121	$696,673	$3,908,458	$2,251,753
Net income per share:
Basic	$8.02	$7.51	$4.79	$27.22	$15.55
Diluted	$7.98	$7.41	$4.73	$26.90	$15.10
Number of shares used in per share calculations:
Basic	142,662	142,676	145,295	143,609	144,814
Diluted	143,514	144,609	147,416	145,320	149,090
Cash dividend declared per common share	$1.30	$1.30	$1.15	$5.20	$4.60

(1)	Derived from audited financial statements.

 LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 27, 2021	March 28, 2021	June 28, 2020
	(unaudited)	(unaudited)	(1)
ASSETS
Cash and cash equivalents	$4,418,263	$3,673,366	$4,915,172
Investments	1,310,872	2,116,101	1,795,080
Accounts receivable, net	3,026,430	2,809,068	2,097,099
Inventories	2,689,294	2,552,032	1,900,024
Prepaid expenses and other current assets	207,528	171,703	146,160
Total current assets	11,652,387	11,322,270	10,853,535
Property and equipment, net	1,303,479	1,279,836	1,071,499
Restricted cash and investments	252,487	253,460	253,911
Goodwill and intangible assets	1,622,499	1,633,254	1,652,968
Other assets	1,061,300	796,093	727,134
Total assets	$15,892,152	$15,284,913	$14,559,047
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current portion of long-term debt and finance lease obligations	$11,349	$825,434	$839,877
Other current liabilities	3,516,518	2,786,899	2,322,565
Total current liabilities	3,527,867	3,612,333	3,162,442
Long-term debt and finance lease obligations	4,990,333	4,991,613	4,970,848
Income taxes payable	948,037	924,629	909,709
Other long-term liabilities	398,727	381,505	332,559
Total liabilities	9,864,964	9,910,080	9,375,558
Temporary equity, convertible notes	—	3,217	10,995
Stockholders’ equity (2)	6,027,188	5,371,616	5,172,494
Total liabilities and stockholders’ equity	$15,892,152	$15,284,913	$14,559,047

(1)	Derived from audited financial statements.
(2)	Common shares issued and outstanding were 142,501 as of June 27, 2021, 142,607 as of March 28, 2021, and 145,331 as of June 28, 2020

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Twelve Months Ended
	June 27, 2021	March 28, 2021	June 28, 2020	June 27, 2021	June 28, 2020
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(1)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	1,144,657	1,071,121	696,673	3,908,458	2,251,753
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	78,397	79,453	71,083	307,151	268,525
Deferred income taxes	(146,029)	(1,136)	(92,293)	(151,477)	(17,777)
Equity-based compensation expense	56,321	55,746	53,153	220,164	189,197
Other, net	(27,786)	(635)	(9,493)	(17,392)	6,628
Changes in operating assets and liabilities	330,375	(39,469)	93,925	(678,741)	(571,875)
Net cash provided by operating activities	1,435,935	1,165,080	813,048	3,588,163	2,126,451
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(104,622)	(89,596)	(50,554)	(349,096)	(203,239)
Net sale (purchase) of available-for-sale securities	799,965	233,529	(354,350)	464,522	(15,000)
Other, net	(6,282)	(27,997)	(25,305)	(42,155)	(25,845)
Net cash provided by (used for) investing activities	689,061	115,936	(430,209)	73,271	(244,084)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of long-term debt, net of issuance costs	—	—	1,974,651	—	1,974,651
Principal payments on debt	(822,046)	(16,245)	(2,948)	(862,060)	(667,537)
Proceeds from borrowings on revolving credit facility	—	—	—	—	1,250,000
Repayments of borrowings on revolving credit facility	—	—	(1,250,000)	—	(1,250,000)
Treasury stock purchases	(431,255)	(1,094,571)	(41,017)	(2,697,704)	(1,369,649)
Dividends paid	(185,385)	(186,551)	(167,739)	(726,992)	(656,838)
Reissuance of treasury stock related to employee stock purchase plan	56,330	—	46,992	97,764	85,439
Proceeds from issuance of common stock	851	9,626	1,869	24,123	8,084
Other, net	(269)	(665)	1,592	(2,113)	1,920
Net cash (used for) provided by financing activities	(1,381,774)	(1,288,406)	563,400	(4,166,982)	(623,930)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	702	(5,756)	7,103	7,215	(2,750)
Net increase (decrease) in cash, cash equivalents, and restricted cash	743,924	(13,146)	953,342	(498,333)	1,255,687
Cash, cash equivalents, and restricted cash at beginning of period	3,926,826	3,939,972	4,215,741	5,169,083	3,913,396
Cash, cash equivalents, and restricted cash at end of period	$4,670,750	$3,926,826	$5,169,083	$4,670,750	$5,169,083

(1)	Derived from audited financial statements.

Non-GAAP Financial Summary
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended
	June 27, 2021	March 28, 2021
Revenue	$4,145,179	$3,847,654
Gross margin	$1,926,323	$1,783,209
Gross margin as percentage of revenue	46.5%	46.3%
Operating expenses	$573,707	$566,507
Operating income	$1,352,616	$1,216,702
Operating income as a percentage of revenue	32.6%	31.6%
Net income	$1,161,211	$1,083,532
Net income per diluted share	$8.09	$7.49
Shares used in per share calculation - diluted	143,514	144,609
Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	June 27, 2021	March 28, 2021
U.S. GAAP net income	$1,144,657	$1,071,121
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations - cost of goods sold	1,092	1,092
Elective deferred compensation ("EDC") related liability valuation increase - cost of goods sold	4,256	1,986
Product rationalization - cost of goods sold	5,774	—
EDC related liability valuation increase - research and development	7,661	3,575
Product rationalization - research and development	426	—
Amortization related to intangible assets acquired through certain business combinations -selling, general and administrative	12,357	12,357
EDC related liability valuation increase - selling, general and administrative	5,123	2,384
Amortization of note discounts - other expense, net	923	998
Gain on EDC related asset - other expense, net	(17,184)	(7,520)
Net income tax benefit on non-GAAP items	(3,874)	(2,461)
Non-GAAP net income	$1,161,211	$1,083,532
Non-GAAP net income per diluted share	$8.09	$7.49
U.S. GAAP net income per diluted share	$7.98	$7.41
U.S. GAAP and non-GAAP number of shares used for per diluted share calculation	143,514	144,609

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income
(in thousands, except percentages)
(unaudited)

	Three Months Ended
	June 27, 2021	March 28, 2021
U.S. GAAP gross margin	$1,915,201	$1,780,131
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	1,092	1,092
EDC related liability valuation increase	4,256	1,986
Product rationalization	5,774	—
Non-GAAP gross margin	$1,926,323	$1,783,209
U.S. GAAP gross margin as a percentage of revenue	46.2%	46.3%
Non-GAAP gross margin as a percentage of revenue	46.5%	46.3%
U.S. GAAP operating expenses	$599,274	$584,823
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	(12,357)	(12,357)
EDC related liability valuation increase	(12,784)	(5,959)
Product rationalization	(426)	—
Non-GAAP operating expenses	$573,707	$566,507
U.S. GAAP operating income	$1,315,927	$1,195,308
Non-GAAP operating income	$1,352,616	$1,216,702
U.S. GAAP operating income as percent of revenue	31.7%	31.1%
Non-GAAP operating income as a percent of revenue	32.6%	31.6%

Lam Research Corporation Contact:
Tina Correia, Investor Relations, phone: 510-572-1615, e-mail: investor.relations@lamresearch.com